EXHIBIT 10.6

                            DEMAND PROMISSORY NOTE

                                Tigard, Oregon

 U.S. $180,500.00                                             October 4, 2002

 FOR VALUE RECEIVED, Tessa Complete Health Care, Inc., a Georgia corporation (the "Maker") with its principal place of business at PMB 202, 11575 SW
 Pacific Highway, Tigard, Oregon 97223 hereby promises to pay to Daniel Smith, an individual, (the "Payee"), at 32700 N.E. Lesley Road, Newberg, Oregon 97132, upon demand, the principal sum of One Hundred Eighty Thousand Five Hundred Dollars (U.S. $180,500.00) (the "Principal").

 2. Security Agreement. This Demand Promissory Note is secured by a security interest in collateral described in a Security Agreement dated October 4, 2002, between the Payee and the Maker of this Promissory Note. Rights and obligations with respect to the collateral are governed by the Security Agreement.

 3. Interest Rate. Interest shall accrue at the rate of 8% per annum on the Principal, payable in annual installments of interest only, beginning and continuing on the 4th day of October, until the Principal is paid in full.

 4. Waiver. Payment of Principal shall be made without setoff, deduction or counterclaim. No delay or failure on the part of the Payee in exercising any of its options, powers or rights, nor any partial or single exercise of its options, powers or rights shall constitute a waiver thereof or of any other option, power or right, and no waiver on the part of the Payee of any of its options, powers or rights shall constitute a waiver of any other option, power or right. The Maker hereby waives presentment of payment, protest, and all notices or demands in connection with the delivery, accep-tance, performance, default or endorsement of this Demand Promissory Note. Acceptance by the Payee of less than the full amount due and payable hereunder shall in no way limit the right of the Payee to require full payment of all sums due and payable hereunder in accordance with the terms hereof.

 5. Modifications. No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the Maker.

 6. Attorney Fees; Waiver of Trial by Jury . Maker agrees that in the event of a default of any term of this Demand Promissory Note, Maker agrees to pay all costs and expenses of collection, including attorney fees and costs. Maker waives all rights to a trial by jury in any action in connection with this Demand Promissory Note.

 7. Cumulative Rights and Remedies. The rights and remedies of the Payee expressed herein are cumulative and not exclusive of any rights and remedies otherwise available.

 8.   Successors and  Assigns.   The  rights  and  privileges  of  the  Payee
 hereunder shall inure to the benefit of his successors and assigns.

 9. Due Authorization. This Note has been duly authorized, executed and delivered by the Maker and is the legal obligation of the Maker, enforceable against the Maker in accordance with its terms.

 10. Governing Law. This Note shall be governed by and construed and enforced in accordance with the laws of the State of Oregon without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the County of Yamhill, Oregon for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Demand Promissory Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

      IN WITNESS WHEREOF, the undersigned corporation has authorized the officer whose signature appears below to execute this Demand Promissory Note.



 MAKER:
 TESSA COMPLETE HEALTH CARE, INC.

 ____________________________________
 By:  Steve Wilson, President & CEO